BAKER DONELSON BEARMAN, CALDWELL & BERKOWITZ, PC	COMMERCE CENTER SUITE 1000 211 COMMERCE STREET NASHVILLE, TENNESSEE 37201 PHONE: 615.726.5600 FAX: 615.726.0464 MAILING ADDRESS: P.O. BOX 190613 NASHVILLE, TENNESSEE 37219 www.bakerdonelson.com

MARK L. MILLER

Direct Dial: (615) 726-5740

Direct Fax: (615) 744-5740

E-Mail Address: mlmiller@bakerdonelson.com

September 6, 2005

Mr. William Friar
Senior Financial Analyst
Securities and Exchange Commission
Mail Stop 0408
455th Street, N.W.
Washington, D.C. 20549

Re:      Tennessee Commerce Bancorp, Inc. (the “Company”)
Registration Statement on Form 10
Filed on April 29, 2005
File No. 0-51281

Dear Mr. Friar:

We have received and reviewed your letter dated August 25, 2005 commenting on the above-referenced Registration State on Form 10. To comply with your comments, the Company will file an Amendment to the Form 10 (the “Amendment”) with the Securities and Exchange Commission (the “Commission”). Our responses to the staff’s comments are set forth below. For your convenience, your comments and our responses have been numbered to correspond to the numbers assigned to your comments. Comments are in italics and responses are in plain text. Capitalized terms not otherwise defined herein have the meanings set forth in the Registration Statement on Form 10.

Management’s Discussion and Analysis

Changes in Results of Operations, page 15

1.                COMMENT:   Please revise to specify the rounding denomination used within the text of the Change in Results of Operations section. We assume the captions would represent either thousands or millions. In the future please apply to all quarterly and annual reports filed pursuant to section 13 or 15(d) of the Securities and Exchange Act of 1934 Act.

RESPONSE:   We will revise future reports filed in accordance with your comment.

Credit Risk Mangement and Reserve for Loan Losses, page 33

2.                COMMENT:   Please revise the Net(Charge—off)/Recoveries for each loan category to reflect the gross amounts of the charge-offs and recoveries separately. Refer to Item IV.A of the Industry Guide III. In the future please apply to all quarterly and annual reports filed pursuant to section 13 or 15(d) of the Securities and Exchange Act of 1934 Act.

RESPONSE:   We will revise future reports filed in accordance with your comment.

Quantitative and Qualitative Analysis of Market Risk, page 39

3.                COMMENT:   Please tell us why the increased interest rate scenarios shown in the Interest Income and Expense under Rate Shock table does not contain values beyond the Net Interest Income shown on the first line. Revise the table as needed.

RESPONSE:   We have revised The Interest Income and Expense under Rate Shock table to present values beyond the Net Interest Income shown on the first line and we have included an additional table titled Net Income Under Rate Shock showing the same information for Net Income.

4.                COMMENT:   Revise the narrative provided with the Interest Income and Expense under Rate Shock table to include a discussion of the economic impacts in an increasing interest rate environment. For example, loan prepayments and refinancing will decrease the value of the loan portfolio as interest rates rise. Please refer to Regulation S-K Item 305 (a)(1)(ii)(A&B).

RESPONSE:   We have revised the disclosure in accordance with your comment. Additional information and discussion is added in the 1st paragraph following the Net Income Under Rate Shock table.

Sincerely,
BAKER, DONELSON, BEARMAN,
CALDWELL & BERKOWITZ, PC
Mark L. Miller
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